UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2006

Inovio Biomedical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 597-6006

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2006, the board of directors of registrant made adjustments to the compensation of Dr. Avtar Dhillon, registrant’s President and Chief Executive Officer, Peter Kies, registrant’s Chief Financial Officer, Dr. Bob Goodenow, registrant’s Vice President, Corporate Development, George McHugh, registrant’s Vice President, Operations, and Dr. Dietmar Rabussay, Vice President, Research and Development, pending completion of annual performance reviews. Dr. Dhillon’s compensation in his capacity as a member of the board was not affected by the board’s action. All compensation increases were based upon the recommendation of the compensation committee of the board.

Avtar Dhillon

In October 2001, Inovio Biomedical Corporation entered into a ten-year employment agreement with Dr. Dhillon, pursuant to which Dr. Dhillon serves as President and Chief Executive Officer of the registrant. Prior to the increase described below, Dr. Dhillon received an annual salary of $312,000.

Effective April 1, 2006, the board of directors of registrant increased Dr. Dhillon’s annual salary under his employment agreement to $336,000.

Peter Kies

On December 2003, Inovio Biomedical Corporation entered into a ten-year employment agreement with Mr. Kies, pursuant to which Mr. Kies serves as Chief Financial Officer of the registrant. Prior to the increase described below, Mr. Kies received an annual salary of $180,000.

Effective April 1, 2006, the board of directors of registrant increased Mr. Kies’s annual salary under his employment agreement to $192,000.

Bob Goodenow

On October 2002, Inovio Biomedical Corporation entered into a ten-year employment agreement with Dr. Goodenow, pursuant to which Dr. Goodenow serves as Vice President, Corporate Development of the registrant. Prior to the increase described below, Dr. Goodenow received an annual salary of $180,000.

Effective April 1, 2006, the board of directions of registrant increased Dr. Goodenow’s annual salary under his employment agreement to $192,000.

George McHugh

On April 2004, Inovio Biomedical Corporation entered into a ten-year employment agreement with Mr. McHugh, pursuant to which Mr. McHugh serves as Vice President, Operations of the registrant. Prior to the increase described below, Mr. McHugh received an annual salary of $165,000.

Effective April 1, 2006, the board of directors of registrant increased Mr. McHugh’s annual salary under his employment agreement to $171,000.

Dietmar Rabussay

On December 2003, Inovio Biomedical Corporation entered into a ten-year employment agreement with Dr. Rabussay, pursuant to which Dr. Rabussay serves as Vice President, Research and Development of the registrant. Prior to the increase described below, Dr. Rabussay received an annual salary of $173,644.

Effective April 1, 2006 the board of directors of registrant increased Dr. Rabussay’s annual salary under his employment agreement to $179,644.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Employment agreement dated December 15, 2003 with Peter Kies.

99.2 Employment agreement dated October 1, 2002 with Robert Goodenow.

99.3 Employment agreement dated April 14, 2004 with George McHugh.

99.4 Employment agreement dated December 15, 2003 with Dietmar Rabussay.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inovio Biomedical Corporation

March 31, 2006	By:	/s/ Peter Kies

Name: Peter Kies
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Employment agreement dated December 15, 2003 with Peter Kies.
99.2	Employment agreement dated October 1, 2002 with Robert Goodenow.
99.3	Employment agreement dated April 14, 2004 with George McHugh.
99.4	Employment agreement dated December 15, 2003 with Dietmar Rabussay.